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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                               DATED JULY 21, 2004

                                       of

                                ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                            SEC File Number 000-31254


                                ARRIS GROUP, INC.
                              3871 LAKEFIELD DRIVE
                             SUWANEE, GEORGIA 30024
                                 (770) 622-8400


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS

         99       Press Release issued July 21, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 21, 2004, ARRIS Group, Inc. issued a press release regarding financial results for the second quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99 and is incorporated by reference.

         The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ARRIS GROUP, INC.


                                 By:/s/ Lawrence A Margolis
                                    ------------------------------------------
                                    Lawrence A Margolis
                                       Executive Vice President,
                                       Strategic Planning, Administration, and
                                       Chief Counsel

Dated:  July 23, 2004


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
-------        -----------------------

99             Press Release issued July 21, 2004.



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